NEWS RELEASE

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PIMCO ENERGY AND TACTICAL CREDIT OPPORTUNITIES FUND DECLARES

QUARTERLY COMMON SHARE DISTRIBUTIONS

NEW YORK, NY, December 1, 2022 – The Board of Trustees of PIMCO Energy and Tactical Credit Opportunities Fund (the “Fund”) (NYSE: NRGX) has declared a quarterly distribution for the Fund’s common shares. The quarterly distribution is payable on January 3, 2023 to shareholders of record on December 12, 2022, with an ex-dividend date of December 9, 2022.

		Quarterly Distribution Per Common Share
Fund	NYSE Symbol	Amount	Change From Previous Quarter	Percentage Change From Previous Quarter
PIMCO Energy and Tactical Credit Opportunities Fund	(NYSE: NRGX)	$0.220000	-	-

Fund Distribution Information as of October 31, 2022:

Fund	NYSE Symbol	Current Amount	Annualized current distribution rate expressed as a percentage of NAV as of 10/31/2022	Annualized current distribution rate expressed as a percentage of Market Price as of 10/31/2022
PIMCO Energy and Tactical Credit Opportunities Fund	(NYSE: NRGX)	$0.220000	4.77%	5.62%

Distribution rates are not performance and are calculated by annualizing the current distribution per share announced in this press release and dividing by the NAV or Market Price, as applicable, as of the reported date. The Fund’s distribution rate may be affected by numerous factors, including changes in realized and projected market returns, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate at a future time. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income.

Average Annual Total Returns Based on NAV and Market Price (“MKT”) of Common Shares as of October 31, 2022:

Fund	NYSE Symbol	Inception Date		1 Year	Since Inception
PIMCO Energy and Tactical Credit Opportunities Fund	(NYSE: NRGX)	2/01/2019	NAV	26.01%	5.82%
			MKT	26.86%	2.69%

Performance for periods of more than one year is annualized.

Past performance is not a guarantee or a reliable indicator of future results. There can be no assurance that the Fund or any investment strategy will achieve its investment objectives or structure its investment portfolio as anticipated. An investment in the Fund involves risk, including loss of principal. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original purchase price. Due to market volatility, current performance may be lower or higher than average annual returns shown. Returns are calculated by determining the percentage change in net asset value (“NAV”) or market price (as applicable) of the Fund’s common shares in the specific period. The calculation assumes that all dividends and distributions, if any, have been reinvested. NAV and market price returns do not reflect broker sales charges or commissions in connection with the purchase or sales of Fund shares and includes the effect of any expense reductions. Returns for a period of less than one year are not annualized. Returns for a period of more than one year represent the average annual return. Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares or changes in Fund dividends and distributions.

Additional Information

Distributions may include ordinary income, net capital gains and/or returns of capital. Generally, a return of capital occurs when the amount distributed by the Fund includes a portion of (or is comprised entirely of) your investment in the Fund in addition to (or rather than) your pro-rata portion of the Fund’s net income or capital gains. The Fund’s distributions in any period may be more or less than the net return earned by the Fund on its investments, and therefore should not be used as a measure of performance or confused with “yield” or “income.” A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

If the Fund estimates that a portion of a distribution may be comprised of amounts from sources other than net investment income, as determined in accordance with its internal accounting records and related accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, and most recent shareholder reports for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The Fund may enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods also for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies. In such a “paired swap transaction”, the Fund would generally enter into one or more interest rate swap agreements whereby the Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). The Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, the Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

The Fund may engage in investment strategies, including those that employ the use of derivatives, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. The Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of the Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses. The tax treatment of certain derivatives in which the Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by the Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

The common shares of the Fund trade on the New York Stock Exchange. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of the Fund, the price received may be more or less than your original investment. Shares of closed-end investment management companies, such as the Fund, frequently trade at a discount from their net asset value and may trade at a price that is less than the initial offering price and/or the net asset value of such shares. Further, if the Fund’s shares trade at a price that is more than the initial offering price and/or the net asset value of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

The Fund may apply for an order granting an exemption from Section 19(b) of the Investment Company Act of 1940 (the “1940 Act”) and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to common shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). There is no assurance that the Securities and Exchange Commission will grant the Fund’s request for such an exemptive order if such a request is made. If the Fund were to receive the exemptive order discussed above, the Fund may, but will not necessarily, seek to pay distributions generally at a rate based on a fixed percentage of the common shares’ net asset value at a particular time (a “managed distribution policy”). Any such managed distribution policy may be modified by the Board of Trustees of the Fund from time to time. If the Fund were to seek to make distributions under a managed distribution policy, it would typically be intended to result in the payment of approximately the same percentage of the Fund’s net asset value to common shareholders each period.

The Fund’s daily New York Stock Exchange closing market prices, net asset values per share, as well as other information, including updated portfolio statistics and performance are available at pimco.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (844) 33-PIMCO. Updated portfolio holdings information about the Fund will be available approximately 15 calendar days after the Fund’s most recent fiscal quarter end, and will remain accessible until the Fund files a shareholder report or a publicly-available Form N-PORT for the period that includes the date of the information.

The Fund’s shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the FDIC, the Federal Reserve Board or any other government agency. You may lose money by investing in the Fund. Certain risks associated with investing in the Fund are summarized below.

An investor should consider, among other things, the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s annual report contains (or will contain) this and other information about the Fund.

A word about risk:

Risks of Equity Securities of MLPs. Common units and other equity securities issued by master limited partnerships (“MLPs”) are subject to the risks associated with all equity investments, including the risk that the value of such equity securities will decline due to general market or economic conditions, perceptions regarding MLPs or the energy sector, changes in interest rates, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Risks of Debt Securities of MLPs. Debt securities issued by MLPs are subject to the risks associated with all debt investments, including interest rate risk, prepayment risk, credit risk, and, as applicable, high yield securities risk and distressed and defaulted securities risk. Industry Specific Risks. Pipeline companies are subject to changes in the demand for and availability of products for gathering, transportation, processing or sale. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, prolonged declines in the price of natural gas or crude oil, and declines in the prices of natural gas liquids and refined petroleum products. Energy Sector Risk. The Fund will be concentrated in the energy sector, and will therefore be susceptible to adverse economic, environmental, or regulatory occurrences affecting that sector. Non-Diversification Risk. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified Fund.

Limited Term Risk. The Fund has limited term provisions. Unless the limited term provision is amended or the Fund converts to perpetual existence, the Fund will terminate on or about the Dissolution Date (as defined in the Fund’s prospectus). Investors may receive more or less than their original investment upon dissolution or in an Eligible Tender Offer (as defined in the Fund’s prospectus). Shares of closed-end management investment companies frequently trade at a discount from their net asset value, and as a result remaining shareholders may only be able to sell their Shares at a discount to net asset value. Tax Risk. The Fund’s investment strategy will potentially be limited by its intention to qualify and be eligible for treatment as a regulated investment company, and can limit the Fund’s ability to qualify and be treated as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to regulated investment companies is uncertain. An adverse determination or future guidance by the Internal Revenue Service (the “IRS”) or a change in law might affect the Fund’s ability to qualify or be eligible for treatment as a regulated investment company, which may call for an evaluation of its investment strategies that results in the Fund incurring transaction costs and may negatively affect the Fund’s performance and/or ability to achieve its investment objectives. Based on consultation with legal counsel, the Fund believes that, as implemented, its investment strategy should be consistent with the Fund’s qualification and eligibility for treatment as a regulated investment company. Total Return Swap Risk. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated and entail the risk that the counterparty might default on the contract. If the counterparty defaults, the Fund may lose any contractual payments to which the Fund is entitled. Total return swaps can have the potential for unlimited losses. The Fund’s investments in total return swaps on MLP securities is a relatively novel strategy and may be treated in a manner bearing adversely on the Fund’s ability to qualify as a regulated investment company for U.S. federal income tax purposes. If the Fund were to fail to qualify as a regulated investment company, the Fund may be required to change its investment strategies, pay a fund level tax, back taxes and/or tax penalties and sell securities or other instruments at a time or in a manner unfavorable to the Fund. Debt Securities Risk. The prices of bonds and other fixed income securities will generally increase as interest rates fall and decrease as interest rates rise. Income from the Fund’s portfolio may decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. The value of most bond funds and fixed income securities are impacted by changes in interest rates. Bonds and bond funds with longer durations tend to be more sensitive and more volatile than securities with shorter durations; bond prices generally fall as interest rates rise. Mortgage-Related and Other Asset-Backed Instruments Risk. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, subject to early repayment risk, and while generally supported by a government, government-agency or private guarantor, there is no assurance that the guarantor will meet its obligations. High Yield Securities Risk. In general, securities of below-investment-grade quality, commonly referred to as “high yield” securities or “junk bonds,” are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments than are the prices of higher grade securities. Leverage Risk. The Fund’s use of leverage creates the opportunity for increased net income, but also creates special risks for shareholders, including the likelihood of greater volatility of net asset value and market price, and of the investment return to shareholders, rather than a comparable portfolio without leverage. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by shareholders and will reduce the investment return of the Fund’s shares. The use of leverage may cause a portfolio to liquidate positions when it may not be advantageous to do so. Derivatives Risk. The Fund may utilize a variety of derivative instruments (both long and short positions) for investment or risk management purposes, as well as to leverage its portfolio. The Fund may use derivatives to gain exposure to securities markets in which it may invest. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, issuer risk, credit risk, leveraging risk, counterparty risk and management risk. The Fund’s use of derivatives also may affect the amount, timing or character of distributions to, and taxes payable by common shareholders. Foreign (Non-U.S.) Investment Risk. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. Emerging Markets Risk. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. This entails all of the risks of investing in foreign securities noted above, but to a heightened degree. Valuation Risk. Certain securities in which the Fund invests, including restricted or unregistered securities of certain MLPs and private companies operating in the energy sector, MLP subordinated units, and direct ownership of general partner or managing member interests, may be less liquid and more difficult to value than other types of securities. When market quotations or pricing service prices are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. As a result, it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Liquidity Risk. The Fund may invest without limit in illiquid securities. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter due to various factors affecting the entity’s operations.

Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange. Closed-end funds may be leveraged and carry various risks depending upon the underlying assets owned by a fund. Investment policies, management fees and other matters of interest to prospective investors may be found in each closed-end fund annual and semi-annual report. For additional information, please contact your investment professional or call 1-844-337-4626.

About PIMCO

PIMCO was founded in 1971 in Newport Beach, California and is one of the world’s premier fixed income investment managers. Today we have offices across the globe and 3,000+ professionals united by a single purpose: creating opportunities for investors in every environment. PIMCO is owned by Allianz S.E., a leading global diversified financial services provider.

Except for the historical information and discussions contained herein, statements contained in this news release constitute forward-looking statements. These statements may involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including the performance of financial markets, the investment performance of PIMCO’s sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions and government regulations, including changes in tax laws. Readers should carefully consider such factors. Further, such forward-looking statements speak only on the date at which such statements are made. PIMCO undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statement.

This material has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. No part of this material may be reproduced in any form, or referred to in any other publication, without express written permission. PIMCO is a trademark of Allianz Asset Management of America L.P. in the United States and throughout the world. ©2022, PIMCO